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                                   Morgan & Company
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                                   Chartered Accountants
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                                   P.O. Box 10007, Pacific Centre
                                   Suite 1730 - 700 West Georgia Street
                                   Vancouver, B.C. V7Y 1A1
                                   Telephone (604) 687-5841
                                   Fax (604) 687-0075
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               INDEPENDENT AUDITORS' CONSENT



We consent to the use in the Registration Statement of Superior Networks, Inc. on Form SB-2 of our Auditors' Report, dated December 20, 2000, on the balance sheet of Superior Networks, Inc. as of November 30, 2000, and the statements of operations and deficit, cash flows, and stockholders' equity for the period then ended.

In addition, we consent to the reference to us under the heading
"Experts" in such Registration Statement.




Vancouver, Canada
                                       /s/ Morgan & Company
January 25, 2001
                                       Chartered Accountants